QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2001

Aon CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-7933 (Commission File Number)	36-3051915 (IRS Employer Identification No.)
200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)		60601 (Zip Code)

Registrant's Telephone Number, Including Area Code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable.

(b)
Pro forma financial information

Aon Corporation
Pro Forma Condensed Consolidated Financial Information

    Aon Corporation is a holding company that is comprised of a family of insurance brokerage, consulting and insurance underwriting subsidiaries. Through our insurance brokerage and other services and consulting operations, we offer commercial insurance brokerage, alternative risk solutions, risk management, employee benefit and human resources consulting and managing general underwriting services. In addition, our insurance underwriting businesses provide a variety of insurance products, including supplemental accident and health coverage, traditional life insurance and extended warranties. Our revenues were $7.4 billion in 2000. Based on 2000 insurance brokerage and consulting revenues, we are the second largest insurance brokerage company in the world.

    On April 20, 2001, our Board of Directors approved, in principle, a plan to spin-off our underwriting businesses to our common stockholders, creating two independent, publicly traded companies. The spin-off would take the form of a tax-free dividend of the outstanding shares of common stock of Combined Specialty Corporation (CSC), a new company formed to hold our underwriting businesses. The transaction requires final board approval, a favorable ruling from the Internal Revenue Service and certain insurance regulatory approvals, and it is currently expected to be completed in Spring 2002.

    The underwriting businesses we plan to spin-off are mainly reflected in our insurance underwriting segment, one of our three operating segments. This segment currently provides supplemental accident and health and life insurance and extended warranty and property and casualty insurance products through five major subsidiaries: Combined Insurance Company of America, Combined Life Insurance Company of New York, Virginia Surety Company, Inc., London General Insurance Company Limited and Aon Warranty Group, Inc. These subsidiaries hold virtually all of our fixed maturity investments (principally reflected in our insurance underwriting segment) and equity security investments and limited partnership interests (primarily reflected in our corporate and other segment).

    The Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2001 and the year ended December 31, 2000 are presented on a basis as if the spin-off occurred on January 1, 2000. The Pro Forma Condensed Consolidated Statement of Financial Position as of September 30, 2001 is presented on a basis of recording the effect of the spin-off as of September 30, 2001. The Pro Forma Condensed Consolidated Financial Information is based on various assumptions made by Aon's management as of the current date, including assumptions regarding allocations of assets and liabilities that are expected to be transferred to CSC prior to the spin-off. The actual basis on which the spin-off is effected may vary materially from the assumptions based upon the terms of any final Internal Revenue Service approval, Board of Directors approval, regulatory approval and other factors. The Pro Forma Condensed Consolidated Financial Information does not purport to be indicative of the financial condition or results of operations that would actually have been reported had the spin-off been completed on the date indicated or that may be reported in the future. It also does not reflect the effect of any possible financings. Except for the Aon historical condensed consolidated statement of income data for the year ended December 31, 2000, which was derived from Aon's audited historical financial statements, the Pro Forma Condensed Consolidated Financial Information is unaudited.

    This Pro Forma Condensed Consolidated Financial Information does not include certain disclosures required in accordance with accounting principles generally accepted in the United States and, therefore, should be read in conjunction with Aon's historical financial statements and notes thereto.

Dated: December 3, 2001

Aon Corporation
Pro Forma Condensed Consolidated Statement of Income

(millions, except per share data)

	Nine Months Ended September 30, 2001
		Pro Forma Adjustments
	Historical Aon	Less CSC	Plus Adjustments	Pro Forma Aon
Revenue
Brokerage commissions and fees	$3,925	$182	$—	$3,743
Premiums and other	1,510	1,510		—
Investment income (1)(2)(3)	205	95	9	119

Total revenue	5,640	1,787	9	3,862
Expenses
General expenses	4,303	848		3,455
Benefits to policyholders	823	823		—
Interest expense (3)(4)	98	32	9	75
Amortization of intangible assets	118	6		112
Unusual expenses—World Trade Center	53	45		8

Total expenses	5,395	1,754	9	3,650
Income Before Income Tax and Minority Interest	245	33		212
Provision for income tax	95	12		83

Income Before Minority Interest	150	21		129
Minority interest—8.205% trust preferred capital securities	(30)			(30)

Income from Continuing Operations	$120	$21	$—	$99

Average Shares Outstanding—Basic	268			268
Average Shares Outstanding—Fully Diluted	271			271
Basic Income from Continuing Operations Per Share	$0.44			$0.36

Fully Diluted Income from Continuing Operations Per Share	$0.44			$0.36

(1)
Historical Aon investment income by segment is as follows:
Insurance brokerage and other services	$127
Consulting	4
Insurance underwriting	170
Corporate and other	(96)

Total	$205

(2)
CSC investment income includes a loss of $56 million for the change in valuation on private limited partnership investments.

(3)
Investment income and interest expense have been increased by $9 million to reflect interest on debt owed to CSC by Aon which was previously eliminated in consolidation.

(4)
As part of the spin-off, it is anticipated that CSC will effectively be allocated debt from Aon. The interest on this allocation is $32 million for the nine months ended September 30, 2001.

Dated: December 3, 2001

Aon Corporation
Pro Forma Condensed Consolidated Statement of Income

(millions, except per share data)

	Year Ended December 31, 2000
		Pro Forma Adjustments
	Historical Aon	Less CSC	Plus Adjustments	Pro Forma Aon
Revenue
Brokerage commissions and fees	$4,946	$229	$—	$4,717
Premiums and other	1,921	1,921		—
Investment income(1)(2)(3)	508	340	20	188

Total revenue	7,375	2,490	20	4,905
Expenses
General expenses	5,190	1,060		4,130
Benefits to policyholders	1,037	1,037		—
Interest expense(3)(4)	140	42	20	118
Amortization of intangible assets	154	9		145

Total expenses	6,521	2,148	20	4,393
Income Before Income Tax, Minority Interest and Accounting Change	854	342		512
Provision for income tax	333	127		206

Income Before Minority Interest and Accounting Change	521	215		306
Minority interest—8.205% trust preferred capital securities	(40)			(40)

Income from Continuing Operations Before Accounting Change	$481	$215	$—	$266

Average Shares Outstanding—Basic	260			260
Average Shares Outstanding—Fully Diluted	263			263
Basic Income from Continuing Operations Before Accounting Change Per Share	$1.84			$1.01

Fully Diluted Income from Continuing Operations Before Accounting Change Per Share	$1.82			$1.00

(1)
Historical Aon investment income by segment is as follows:
Insurance brokerage and other services	$186
Consulting	6
Insurance underwriting	245
Corporate and other	71

Total	$508

(2)
CSC investment income includes revenue of $73 million for the change in valuation on private limited partnership investments.
(3)
Investment income and interest expense have been increased by $20 million to reflect interest on debt owed to CSC by Aon which was previously eliminated in consolidation.
(4)
As part of the spin-off, it is anticipated that CSC will effectively be allocated debt from Aon. The interest on this allocation is $42 million for the year ended December 31, 2000.

Dated: December 3, 2001

Aon Corporation
Pro Forma Condensed Consolidated Statement of Financial Position

(millions)

	As of September 30, 2001
		Pro Forma Adjustments
	Historical Aon	Less CSC	Plus Adjustments	Pro Forma Aon
Assets:
Fixed maturities at fair value(1)	$2,336	$2,511	$197	$22
Equity securities at fair value	416	400		16
Short-term investments	2,899	645		2,254
Other investments	736	713		23

Total Investments	6,387	4,269	197	2,315
Cash	498	79		419
Receivables	8,353	1,084		7,269
Intangible assets	4,095	281		3,814
Other assets	3,512	1,702		1,810

TOTAL ASSETS	$22,845	$7,415	$197	$15,627

Liabilities and Stockholders' Equity:
Insurance premiums payable	$8,722	$7	$—	$8,715
Policy liabilities	5,034	5,034		—
General liabilities
General expenses	1,685	137		1,548
Short-term borrowings	193			193
Notes payable(1)(2)	1,660	600	197	1,257
Other liabilities	1,075	548		527

TOTAL LIABILITIES	18,369	6,326	197	12,240
Redeemable preferred stock	50			50
Company-obligated mandatorily redeemable preferred capital securities of subsidiary trust holding solely the company's junior subordinated debentures	800			800
Stockholders' equity
Common stock	292			292
Paid-in-capital	1,650			1,650
Accumulated other comprehensive loss	(377)	(122)		(255)
Retained earnings	3,060	1,211		1,849
Less: Treasury stock at cost	(807)			(807)
Deferred compensation	(192)			(192)

TOTAL STOCKHOLDERS' EQUITY	3,626	1,089		2,537

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$22,845	$7,415	$197	$15,627

(1)
Fixed maturities and notes payable have been increased by $197 million to reflect debt owed to CSC by Aon which was previously eliminated in consolidation.
(2)
As part of the spin-off, it is anticipated that CSC will effectively be allocated $600 million of debt from Aon.

Dated: December 3, 2001

(c)
Exhibits.

    None.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON CORPORATION
By:	/s/ RAYMOND I. SKILLING Raymond I. Skilling Executive Vice President and Chief Counsel

Date: December 3, 2001

QuickLinks

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Pro Forma Condensed Consolidated Financial Information
Pro Forma Condensed Consolidated Statement of Income (Nine Months Ended September 30, 2001)
Pro Forma Condensed Consolidated Statement of Income (Year Ended December 31, 2000)
Pro Forma Condensed Consolidated Statement of Financial Position
SIGNATURES